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                                  EXHIBIT 10.30

                                 PROMISSORY NOTE

                                  BY AND BETWEEN
                  INTERAMERICAS COMMUNICATIONS CORPORATION (ICC)
                                       AND
                             LAURA INVESTMENTS LIMITED

AMOUNT OF NOTE:   US$50,000             INTEREST: 6% Simple Interest per Annum

DATE OF NOTE:     May 6, 1996



As set forth for cash to be received, InterAmericas Communications
Corporation (ICC) at 104, Crandon Boulevard, Suite 324 Key Biscayne, Florida 33149, U.S.A. promises to pay Laura Investments Limited at P.O. Box No3247, Nassau, Bahamas, the sum of Fifty Thousands Dollars (US$50,000), together with interest from the date above on the unpaid principal balance due at the rate of six percent (6%) simple interest per annum. Principal shall be payable no later than September 30, 1996.



                    INTERAMERICAS COMMUNICATIONS CORPORATION

                              /s/ HERNAN STREETER

                               HERNAN STREETER
                          CHAIRMAN, PRESIDENT & CEO
                (AUTHORIZED SIGNATORY ON BEHALF OF THE CORPORATION)